Aspiriant Income Opportunities Fund (the “Fund”)

A series of Aspiriant Trust

Supplement dated October 29, 2015
to the Prospectus and Statement of Additional Information dated June 15, 2015

This supplement updates information in the Prospectus and Statement of Additional Information for the Fund and should be read in conjunction with those documents.

Effective November 1, 2015, the Fund’s investment advisory fee will be reduced from 0.42% to 0.35%. The fee information in the table below and the expense examples have been revised to reflect the investment advisory fee reduction.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees(1)	0.35%
Distribution (12b-1) Fees	NONE
Other Expenses(1)	0.22%
Acquired Fund Fees and Expenses(2)	0.04%
Total Annual Operating Expenses	0.61%

(1)	Based on estimated expenses for the current fiscal year.

(2)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$62	$195

Please retain this supplement for future reference.